                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                     Computer Associates International, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                EXPLANATORY NOTE

Computer Associates International, Inc., a Delaware corporation ("Computer Associates", "CA" or the "Company"), is filing the materials contained in this
Schedule 14A with the Securities and Exchange Commission on August 9, 2001 in connection with the solicitation of proxies for electing the board of directors of Computer Associates at the 2001 annual meeting of Computer Associates' stockholders.

THE FOLLOWING PRESENTATIONS WERE PRESENTED BY THE COMPANY TO REPRESENTATIVES OF CAPITAL RESEARCH & MANAGEMENT INC.:


TABLE OF CONTENTS

Product presentation - BrightStor.....................................Item 1

Product presentation - Jasmine........................................Item 2

Product presentation - Unicenter......................................Item 3

Product presentation - eTrust.........................................Item 4

CA Corporate Strategy Presentation....................................Item 5


Contents of Item 1:



[GRAPHIC OMITTED]

                               ENABLING eBUSINESS
                                   CONTINUITY


                                                                 [LOGO]
                                                         Computer ASSOCIATES(TM)

                                                               [GRAPHIC OMITTED]

                                                             Computer ASSOCIATES

COMPETING FORCES
CHANGING STORAGE
================================================================================

        ------------                                  |
            NEW                          ----------   |
          STORAGE                        DECREASING   |
        REQUIREMENTS                      BUDGETS     |
        ------------                     ----------   |
                                                      |  ------------
                                                      |    STORAGE
                                                      |> ENVIRONMENTS
        ----------                      ------------  |  GETTING OUT
        INCREASING                          NEW       |   OF CONTROL
         STORAGE         STORAGE        TECHNOLOGIES  |  ------------
        MANAGEMENT                           &        |
          COSTS                         APPLICATIONS  |
        ----------                      ------------  |
                                                      |
                                                      |
                              --------                |
                ---------       NEW                   |
                SHRINKING     BUSINESS                |
                RESOURCES      MODELS                 |
                ---------     --------                |

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

                                                               [GRAPHIC OMITTED]

                                                             Computer ASSOCIATES

STORAGE TRENDS
================================================================================

      o     HARDWARE COSTS PER TERABYTE ARE DRASTICALLY GOING DOWN

      o     YEARLY AVERAGE STORAGE ADDED CONTINUES TO GROW (60% - 100% PER YEAR)

      o     AVERAGE STORAGE SPENDING AS % OF IT BUDGET ALSO CONTINUES TO GROW

      o     STORAGE MANAGEMENT EXPERTISE IS BECOMING INCREASINGLY SCARCE

[LOGO] Computer ASSOCIATES(TM)

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

                                                               [GRAPHIC OMITTED]

                                                             Computer ASSOCIATES

STORAGE CHALLENGES
================================================================================

      o     DATA GROWTH

      o     AVAILABILITY AND BUSINESS CONTINUITY

      o     STORAGE INFRASTRUCTURE COMPLEXITY

      o     MANAGING STORAGE ASSETS AND INVESTMENT (ROI)

[LOGO] Computer ASSOCIATES(TM)

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

                                                               [GRAPHIC OMITTED]

                                                             Computer ASSOCIATES

STORAGE SOFTWARE MARKET
================================================================================

26.1%
CAGR                         $5,300M         $16,700M
                               2000            2005
ENTERPRISE STORAGE
RESOURCE MANAGEMENT             19%             23%

DATA MANAGEMENT                 44%             34%

STORAGE INFRASTRUCTURE          37%             43%

ENTERPRISE STORAGE                      CAGR
RESOURCE MANAGEMENT
o PROVIDES MANAGEMENT OF                31.6%
  VARIOUS STORAGE RESOURCES ON
  THE NETWORK

DATA MANAGEMENT

o BACKUP AND RECOVERY
  PRODUCTS, HSM AND ARCHIVE             13.4%

STORAGE INFRASTRUCTURE

o BASIC DATA ORGANIZATION
  FUNCTIONS, VOLUME                     29.6%
  MANAGEMENT, DATA REPLICATION

[LOGO] Computer ASSOCIATES(TM)              SOURCE: DATAQUEST/GARTNER GROUP 2001

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                                         THE SOFTWARE THAT MANAGES eBUSINESS(TM)
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

                                                               [GRAPHIC OMITTED]

                                                             Computer ASSOCIATES

WHAT IS DRIVING THE GROWTH?
================================================================================

--------------------------------------------------------------------------------
          (TOTAL = 50 RESPONDENTS)         (TOTAL = 292 TERABYTES)
               |--------------|                 |------------|
               |              |                 |      6%    |      OTHERS
               |              |                 |------------|
               |              |                 |            |      DATA
               |              |                 |     16%    |      WAREHOUSING
               |              |                 |------------|
      OTHERS   |     38%      |                 |            |
               |--------------|                 |            |
               |              |                 |            |      NEW
               |              |                 |     37%    |      APPLICATIONS
               |              |                 |------------|
        DATA   |     34%      |                 |            |
 WAREHOUSING   |              |                 |            |
               |--------------|                 |            |
         NEW   |              |                 |     41%    |      e-COMMERCE
APPLICATIONS   |     22%      |                 |            |
               |--------------|                 |            |
e-COMMERCE     |      6%      |                 |            |
     ---------------------------------------------------------------------
          PERCENT OF RESPONDENTS            PERCENT OF ADDITIONAL
         RANKING THIS AS THE MOST           STORAGE CAPACITY ADDED
      IMPORTANT STORAGE GROWTH DRIVER    BY THESE COMPANIES IN 1999
--------------------------------------------------------------------------------

[LOGO] Computer ASSOCIATES(TM)                  SOURCE: FORRESTER RESEARCH, 2001

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                                         THE SOFTWARE THAT MANAGES eBUSINESS(TM)
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

                                                               [GRAPHIC OMITTED]

                                                             Computer ASSOCIATES

PARADIGM SHIFT IN
STORAGE MANAGEMENT
================================================================================

----------------------------------------------       ----------------------------------------------
                APPLICATION                                          APPLICATION
----------------------------------------------       ----------------------------------------------
    |              |                 |                   |              |                 |
    |              |                 |                   |              |                 |
    |              |                 |                   |              |                 |
    |              |                 |                   |              |                 |
----------     ----------      --------------        ----------------------------------------------
MANAGEMENT     PROTECTION      INFRASTRUCTURE                        MANAGEMENT
----------     ----------      --------------        ----------------------------------------------
    |              |                 |                   |       |              |         |
    |              |                 |                   |       |              |         |
    |              |                 |                   |       |              |         |
    |              |                 |                   |       |              |         |
    |              |                 |                   |   ----------  --------------   |
    |              |                 |                   | - PROTECTION  INFRASTURCTURE - |
    |              |                 |                   |   ----------  --------------   |
    |              |                 |                   |       |              |         |
    |              |                 |                   |       |              |         |
    |              |                 |                   |       |              |         |
    |              |                 |                   |       |              |         |
    |              |                 |                   |       ----------------         |
    |              |                 |               ------------ VIRTUALIZATION ------------------
    |              |                 |                   |       ----------------         |
    |              |                 |                   |       |              |         |
    |              |                 |                   |       |              |         |
    |              |                 |                   |       |              |         |
    |              |                 |                   |       |              |         |
----------------------------------------------       ----------------------------------------------
             STORAGE HARDWARE                                     STORAGE HARDWARE
----------------------------------------------       ----------------------------------------------

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

                                                               [GRAPHIC OMITTED]

                                                             Computer ASSOCIATES

CA'S STORAGE STRATEGY
================================================================================

----------------------------------------------
                APPLICATION
----------------------------------------------
    |              |                 |
    |              |                 |
    |              |                 |
    |              |                 |
----------------------------------------------
                MANAGEMENT
----------------------------------------------
    |       |              |         |
    |       |              |         |
    |       |              |         |
    |       |              |         |
    |   ----------  --------------   |
    | - PROTECTION  INFRASTURCTURE - |
    |   ----------  --------------   |
    |       |              |         |
    |       |              |         |
    |       |              |         |
    |       |              |         |
    |       ----------------         |
------------ VIRTUALIZATION ------------------
    |       ----------------         |
    |       |              |         |
    |       |              |         |
    |       |              |         |
    |       |              |         |
----------------------------------------------
             STORAGE HARDWARE
----------------------------------------------

o     CROSS-APPLICATION

o     CROSS-PLATFORM AND PROTOCOL

o     CROSS-TOPOLOGY (DAS, NAS AND SAN)

o     DM, ESRM, SI AND CESM

o     INTELLIGENCE, VISUALIZATION AND VIRTUALIZATION

o     INFRASTRUCTURE MANAGEMENT

      -     NETWORK MANAGEMENT

      -     SYSTEM MANAGEMENT

      -     SECURITY

o     STRATEGIC ALLIANCES AND INITIATIVES

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

                                                               [GRAPHIC OMITTED]

                                                             Computer ASSOCIATES

BRIGHTSTOR STORAGE
MANAGEMENT SOLUTIONS
================================================================================

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------

                             ENTERPRISE MANAGEMENT

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   BRIGHTSTOR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   CENTRALIZED ENTERPRISE STORAGE MANAGEMENT

----------------               -----------------               ------------
EVENT MANAGEMENT               POLICY MANAGEMENT               INTELLIGENCE
----------------               -----------------               ------------
--------------------------------------------------------------------------------

                              -------------------             --------------
---------------               ENTERPRISE STORAGE                 STORAGE
DATA MANAGEMENT               RESOURCE MANAGEMENT             INFRASTRUCTURE
---------------               -------------------             --------------
--------------------------------------------------------------------------------

                                                    EVENTS   --------
                                                             --------   POLICIES

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

                                                               [GRAPHIC OMITTED]

                                                             Computer ASSOCIATES

BRIGHTSTOR STORAGE
MANAGEMENT SOLUTIONS
================================================================================

--------------------------------------------------------------------------------

                             ENTERPRISE MANAGEMENT

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   BRIGHTSTOR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   CENTRALIZED ENTERPRISE STORAGE MANAGEMENT

   ----------------            -----------------               ------------
   EVENT MANAGEMENT            POLICY MANAGEMENT               INTELLIGENCE
   ----------------            -----------------               ------------
--------------------------------------------------------------------------------

                              -------------------             --------------
   ---------------            ENTERPRISE STORAGE                 STORAGE
   DATA MANAGEMENT            RESOURCE MANAGEMENT             INFRASTRUCTURE
   ---------------            -------------------             --------------

                                                             ----------------
                                                             MEDIA MANAGEMENT
                                                             ----------------

--------------------            ----------------             ----------------
   BACKUP\RECOVERY               SAN MANAGEMENT               VIRTUALIZATION
--------------------            ----------------             ----------------

--------------------            ----------------             ----------------
HIERARCHICAL STORAGE            STORAGE RESOURCE             DATA REPLICATION
 MANAGEMENT\ARCHIVE                MANAGEMENT
--------------------            ----------------             ----------------
--------------------------------------------------------------------------------

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

                                                               [GRAPHIC OMITTED]

                                                             Computer ASSOCIATES

NEW STORAGE
MANAGEMENT SOLUTIONS
================================================================================

      NEW SOLUTIONS AND DEVELOPMENTS FEATURED AT CA WORLD...

      o     BRIGHTSTOR ENTERPRISE BACKUP

            -     HIGHEST PERFORMANCE FOR OPEN SYSTEMS BACKUP AND RECOVERY

      o     BRIGHTSTOR SAN MANAGEMENT

      o     CENTRALIZED ENTERPRISE STORAGE MANAGEMENT

[LOGO] Computer ASSOCIATES(TM)

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--------------------------------------------------------------------------------

                                                               [GRAPHIC OMITTED]

                                                             Computer ASSOCIATES

BRIGHTSTOR
ENTERPRISE BACKUP
================================================================================

      o     HIGH-PERFORMANCE ENTERPRISE DATA PROTECTION SOLUTION

            -     ELIMINATE BACKUP WINDOW LIMITATIONS

      o     UNLIMITED ENVIRONMENT SCALABILITY

      o     ADVANCED MANAGEABILITY FEATURES

            -     REDUCES TOTAL COST OF OWNERSHIP

            -     ENSURES BUSINESS CONTINUITY

      o     DATA PROTECTION FOR ALL POPULAR ENTERPRISE SERVER PLATFORMS

            -     UNIX

            -     WINDOWS

[LOGO] Computer ASSOCIATES(TM)

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--------------------------------------------------------------------------------

                                                               [GRAPHIC OMITTED]

                                                             Computer ASSOCIATES

BRIGHTSTOR
SAN MANAGEMENT
================================================================================

      o     DISCOVERY

      o     VISUALIZATION

      o     INTELLIGENCE

      o     MONITORING

      o     ADMINISTRATION

      o     SECURITY

                                     ZONE
                                     MANAGEMENT         [GRAPHIC OMITTED]

                                     [GRAPHIC OMITTED]  ZONE DISCOVERY/
                                                        VISUALIZATION

                                     DEVICE DISCOVERY/  [GRAPHIC OMITTED]
                                     VISUALIZATION

[LOGO] Computer ASSOCIATES(TM)

--------------------------------------------------------------------------------
                                         THE SOFTWARE THAT MANAGES eBUSINESS(TM)
--------------------------------------------------------------------------------

                                                               [GRAPHIC OMITTED]

                                                             Computer ASSOCIATES

CENTRALIZED ENTERPRISE
STORAGE MANAGEMENT
================================================================================

      -     DEVICE/DATA-AGNOSTIC FRAMEWORK

      -     POLICY MANAGEMENT

      -     STORAGE PLANNING

      -     EXTENDED AND PREDICTIVE CAPACITY MANAGEMENT

            o     INTELLIGENT (NEUGENTS)

            o     ROOT-CAUSE ANALYSIS

      -     PERFORMANCE MANAGEMENT

      -     INTEGRATION WITH ENTERPRISE MANAGEMENT SOLUTIONS

[LOGO] Computer ASSOCIATES(TM)

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                                         THE SOFTWARE THAT MANAGES eBUSINESS(TM)
--------------------------------------------------------------------------------

                                                               [GRAPHIC OMITTED]

                                                             Computer ASSOCIATES

BRIGHTSTOR STORAGE PARTNERS
================================================================================


     [EMC(2) LOGO]                 [adic LOGO]               [COMPAQ LOGO]
where information lives

                              [LOGO] CROSSROADS(TM)

      [LOGO](R)
       BROCADE                     [DELL LOGO]               [IBM LOGO](R)

        [LOGO]                  [PATHLIGHT LOGO]               [hp LOGO]
 NetworkApplicance(R)                                            invent

                         [gLogic(TM) Corp. LOGO]             [EMULEX LOGO]

                                     [HITACHI LOGO]
                                      DATA SYSTEMS

[LOGO] Computer ASSOCIATES(TM)

--------------------------------------------------------------------------------
                                         THE SOFTWARE THAT MANAGES eBUSINESS(TM)
--------------------------------------------------------------------------------

Contents of Item 2:

[GRAPHIC OMITTED]      TOTAL INFORMATION
                       MANAGEMENT FOR
                       BUSINESS SUCCESS


                                                                  [LOGO]
                                                         Computer ASSOCIATES(TM)

                                                               [GRAPHIC OMITTED]

                                                             Computer ASSOCIATES

BUSINESS DRIVERS
================================================================================

-----------
    NEW          ------------
COMPETITORS          B2B
 CUSTOMERS  ---- eMARKETPLACE ---------|
 SUPPLIERS           B2C               |
-----------      ------------          |
                                       |
                                  -----------
                                      NEW
     |-------------------------->   BUSINESS   --------------------------->|
     |                            ENVIRONMENT                              |
     |                            -----------                              |
     |                                                                     |
 ----------                                                            ---------
    NEW                                                                   NEW
     IT                                                                 BUSINESS
 CHALLENGES                                                            PROCESSES
 ----------                                                            ---------
     |                                                                     |
     |                              --------                               |
     |                                 NEW                                 |
     |----------------------------  BUSINESS ------------------------------|
                                     SYSTEMS
                                    --------

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

                                                               [GRAPHIC OMITTED]

                                                             Computer ASSOCIATES

CHALLENGES
================================================================================

------------------------
          FACT
------------------------
      "ANY COMPANY
   THAT DOES NOT SEE          ---------------
    THIS TECHNOLOGY                 FACT
    (INTEGRATION) AS          ---------------
      IMPORTANT AS              IT IS 4 TO 7
   BREATHING COULD BE            TIMES MORE
  ON ITS LAST BREATH."          EXPENSIVE TO
------------------------       ACQUIRE A NEW        ----------------------
                               CUSTOMER THEN                 FACT
Jack Welch, GE CEO            IT IS TO RETAIN       ----------------------
InformationWeek Magazine        AN EXISTING            70% OF eBUSINESS
November 2000                    CUSTOMER.               APPLICATIONS
                              ---------------              MUST BE
                                                        SIGNIFICANTLY
                               BtoB Magazine            REPLACED AFTER
                                                          2 YEARS OF
                                                           DELIVERY
                                                    ----------------------

                                                    GIGA Information Group

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

                                                               [GRAPHIC OMITTED]

                                                             Computer ASSOCIATES

CA eBUSINESS
INFORMATION MANAGEMENT
================================================================================

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                     PORTAL
--------------------------------------------------------------------------------
       -------------------------------   -------------------------------
                  eBUSINESS
               TRANSFORMATION                        eBUSINESS
                     AND                           INTELLIGENCE
                 INTEGRATION
       -------------------------------   -------------------------------

--------------------------------------------------------------------------------
                               eBUSINESS PLATFORM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                DATABASE SYSTEMS
--------------------------------------------------------------------------------

[LOGO] Computer ASSOCIATES(TM)

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

                                                               [GRAPHIC OMITTED]

                                                             Computer ASSOCIATES

CA'S eBUSINESS
INFORMATION MANAGEMENT
================================================================================

--------------------------------------------------------------------------------
                     eBUSINESS PROCESS MANAGEMENT SERVICES

-------------------  -------------------   ------------------  ---------------
        B2C                  B2B                  eMP                xSP
-------------------  -------------------   ------------------  ---------------
  ----------   ------------   ----------   -----------   ----------   --------
   CONTENT     RELATIONSHIP     ORDER      FULFILLMENT    PAYMENT     CUSTOMER
  MANAGEMENT    MARKETING     MANAGEMENT    MANAGEMENT   MANAGEMENT   SERVICE
  ----------   ------------   ----------   -----------   ----------   --------

--------------------------------------------------------------------------------
                   eBUSINESS INFORMATION MANAGEMENT SERVICES
   ------------------------
   eBUSINESS TRANSFORMATION                     ----------------------
      AND INTEGRATION                           eBUSINESS INTELLIGENCE
   ------------------------                     ----------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  eBUSINESS INFRASTRUCTURE MANAGEMENT SERVICES
  ----------   ----------   ----------    ----------   ----------   ----------
   NETWORK      SYSTEMS      DATABASE    APPLICATION    SECURITY     STORAGE
  MANAGEMENT   MANAGEMENT   MANAGEMENT    MANAGEMENT   MANAGEMENT   MANAGEMENT
  ----------   ----------   ----------    ----------   ----------   ----------
--------------------------------------------------------------------------------

[LOGO] Computer ASSOCIATES(TM)

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--------------------------------------------------------------------------------

                                                               [GRAPHIC OMITTED]

                                                             Computer ASSOCIATES

JASMINE INFORMATION
MANAGEMENT SOLUTIONS
eBUSINESS TRANSFORMATION AND INTEGRATION SUITE
================================================================================

--------------------------------------------------------------------------------
                                     PORTAL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       eBUSINESS TRANSFORMATION                     eBUSINESS INTEGRATION
-------------------------------------    ---------------------------------------
          PROCESS MANAGEMENT
        ----------------------                    BUSINESS-TO-BUSINESS
            BEST PRACTICES                             INTEGRATION
        ----------------------                           (B2BI)

        ----------------------           ---------------------------------------
           CHANGE MANAGEMENT

        ------         -------           ---------------------------------------
         MODEL         DEVELOP
        ------         -------                    ENTERPRISE APPLICATION
                                                      INTEGRATION
        ------         -------                           (EAI)
        DEPLOY           TEST
        ------         -------           ---------------------------------------
        ----------------------
          PROJECT MANAGEMENT
        ----------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               eBUSINESS PLATFORM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                DATABASE SYSTEMS
--------------------------------------------------------------------------------

[LOGO] Computer ASSOCIATES(TM)

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--------------------------------------------------------------------------------

                                                               [GRAPHIC OMITTED]

                                                             Computer ASSOCIATES

eBUSINESS INTELLIGENCE
================================================================================

[GRAPHIC OMITTED]

                                                          ----------------------
                                                                  PORTAL
                                                          ----------------------
                                        |--------------->
                                        |                 ----------------------
                                        |                        KNOWLEDGE
                                        |                        MANAGEMENT
                                        |                 ----------------------
                                        |
                             ----------------------
                             eBUSINESS INTELLIGENCE
                             ----------------------
                                        |
                                        |                 ----------------------
                                        |                       PREDICTIVE
                                        |                        ANALYSIS
                                        |                 ----------------------
                                        |--------------->
                                                          ----------------------
                                                              VISUALIZATION
                                                          ----------------------

[LOGO] Computer ASSOCIATES(TM)

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--------------------------------------------------------------------------------

                                                               [GRAPHIC OMITTED]

                                                             Computer ASSOCIATES

JASMINE INFORMATION
MANAGEMENT SOLUTIONS
eBUSINESS INTELLIGENCE SUITE
================================================================================

--------------------------------------------------------------------------------
                                     PORTAL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           -----------------------------
                                INTELLIGENT CRM
                           -----------------------------

--------------------       -----------------------------     -------------------
META DATA MANAGEMENT             PERSONALIZATION             PREDICTIVE ANALYSIS
--------------------       -----------------------------      AND VISUALIZATION
                                                             -------------------
                           ----------       ------------
                             QUERY,             DATA
                           ANALYSIS &       WAREHOUSING/
                           REPORTING        INFORMATION
                           ----------          ACCESS
                                            ------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               eBUSINESS PLATFORM
--------------------------------------------------------------------------------

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                                                               [GRAPHIC OMITTED]

                                                             Computer ASSOCIATES

DATA ANALYSIS
================================================================================

                              PREDICTIVE ANALYSIS

|
|
|      ------
|      PORTAL
|      ------
N                   ------------
U                   QUERY TOOLS
M                         &
B                   SPREADSHEETS
E                   ------------
R                                   -----------
                                    REPORTING &
O                                    DOCUMENT
F                                   MANAGEMENT
                                    -----------
U
S                                                --------
E                                                  OLAP
R                                                ANALYSIS
S                                                --------
|                                                            ------
|                                                             DATA
|                                                            MINING
|                                                            ------
|
|
---------------------------SOPHISTICATION OF ANALYSIS-------------------------->

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

                                                               [GRAPHIC OMITTED]

                                                             Computer ASSOCIATES

PREDICTIVE ANALYSIS AND VISUALIZATION
INTELLIGENCE IS A COMPETITIVE DIFFERENTIATOR
================================================================================

O     BETTER BUSINESS DECISIONS THROUGH:

      -     STATE-OF-THE-ART PATTERN RECOGNITION

      -     POWERFUL RULES AND INFERENCE

      -     SCALABLE, ADAPTIVE SOLUTIONS

O     NEW INSIGHT INTO:                                        [GRAPHIC OMITTED]

      -     NEW AND CHANGING BUSINESS CONDITIONS

      -     BUYING PATTERNS

      -     DEMAND FORECASTING

      -     ...

[LOGO] Computer ASSOCIATES(TM)

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

                                                               [GRAPHIC OMITTED]

                                                             Computer ASSOCIATES

JASMINE SUCCESS STORY
RETIREMENT PLANNING PORTAL
================================================================================

O     WEB DELIVERY OF                                          [GRAPHIC OMITTED]

      -     RETIREMENT FINANCIAL DATA

      -     INDIVIDUALIZED REPORTS

      -     CUSTOMIZED ANALYSIS

O     PROVIDES CLIENTS                                         [GRAPHIC OMITTED]

      -     EXACTLY WHAT THEY WANT TO SEE

      -     ACCESS TO HISTORICAL DATA

      -     UPDATED INTERFACE TO EXISTING DATA & applications


[LOGO] Computer ASSOCIATES(TM)

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

                                                               [GRAPHIC OMITTED]

                                                             Computer ASSOCIATES

JASMINE SUCCESS STORY
CUSTOMER RELATIONSHIP MANAGEMENT
================================================================================

O     INCREASE REVENUE                      [citistreet LOGO](SM)
                                            A State Street and Citigroup Company
      -     IDENTIFY
            CROSS-SELLING OPPORTUNITIES

      -     LOWER COST-PER-SALE

      -     BETTER MARKET PENETRATION

      -     MATCH DEMOGRAPHICS WITH SERVICE

O     DECREASE ATTRITION                                       [GRAPHIC OMITTED]

      -     SALES AGENTS

      -     CUSTOMER BASE

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Contents of Item 3:

                                                               [GRAPHIC OMITTED]

                                                             Computer ASSOCIATES

================================================================================

[GRAPHIC OMITTED]      UNICENTER

                       MANAGING eBUSINESS
                       INFRASTRUCTURE



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                                                             Computer ASSOCIATES

CA'S eBUSINESS MANAGEMENT
SOLUTIONS (3X6 STRATEGY)
================================================================================

                     eBUSINESS PROCESS MANAGEMENT SERVICES

-------------------    -----------------    -----------------   ----------------
       B2C                     B2B                  EMP                XSP
-------------------    -----------------    -----------------   ----------------
----------    ------------    ----------    -----------   ----------   --------
 CONTENT      RELATIONSHIP      ORDER       FULFILLMENT    PAYMENT     CUSTOMER
MANAGEMENT      MARKETING     MANAGEMENT     MANAGEMENT   MANAGEMENT   SERVICE
----------    ------------    ----------    -----------   ----------   --------

                     eBUSINESS INFORMATION MANAGEMENT SERVICES

     ---------------------------------    ----------------------------------
          eBUSINESS TRANSFORMATION            eBUSINESS INTELLIGENCE
             AND INTEGRATION
     ---------------------------------    ----------------------------------

                     eBUSINESS INFRACTURE MANAGEMENT SERVICES
----------   ----------    ----------   -----------    ----------    ----------
 NETWORK      SYSTEMS       DATABASE    APPLICATION     SECURITY      STORAGE
MANAGEMENT   MANAGEMENT    MANAGEMENT    MANAGEMENT    MANAGEMENT    MANAGEMENT
----------   ----------    ----------   -----------    ----------    ----------


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CA LEADERSHIP
================================================================================

o     WORLD LEADER IN ENTERPRISE MANAGEMENT

      -     CA #1 in Enterprise Management on all platforms

o     BUILT ON STRENGTH OF UNICENTER TNG

      -     Integration

      -     Heterogeneous environments                         [GRAPHIC OMITTED]

      -     End to end management

o     RETURN ON INVESTMENT OF 663% OVER 3 YEARS

                               SOURCE: IDC, 2001


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                                                             Computer ASSOCIATES

INFRASTRUCTURE MANAGEMENT
MARKET
================================================================================

    [THE FOLLOWING DATA WAS DEPICTED BY A BAR GRAPH IN THE PRINTED MATERIAL]

                    2000       2001       2002       2003       2004       2005
                   ------     ------     ------     ------     ------     ------
                                     MARKET SIZE ($, BILLIONS)
Enterprise Mgmnt   $16.90     $17.90     $20.50     $23.50     $26.70     $30.80
Security           $ 5.10     $ 6.40     $ 7.90     $ 9.70     $11.80     $14.30
Storage            $ 5.50     $ 5.90     $ 6.90     $ 8.00     $ 9.30     $10.70

                               Source: IDC, 2001


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                                                               [GRAPHIC OMITTED]

                                                             Computer ASSOCIATES

MARKETPLACE TRENDS...
================================================================================

THE NEXT GENERATION OF eBUSINESS

                                       o     eBUSINESS IS BECOMING JUST BUSINESS

        [GRAPHIC OMITTED]              o     CONNECTING ALL CONSTITUENTS

                                       o     SPAWNING NEW BUSINESS MODELS

IN THE END, 1 MASSIVE GLOBAL NETWORK


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                                                             Computer ASSOCIATES

MANAGEMENT CHALLENGES...
================================================================================

MUST MANAGE:

o     THE EXTENDED ENTERPRISE

      -     Cross-enterprise, cross-platform, cross-application interaction

      -     Diverse technologies

      -     Rapidly changing technology

o     SOARING CUSTOMER AND IT SERVICE EXPECTATIONS

      -     Availability, response time, etc.

o     IN INTERNET TIME

      -     Faster deployment of more focused solutions

      -     Faster ROI

      -     ...with limited IT resources


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                                                               [GRAPHIC OMITTED]

                                                             Computer ASSOCIATES

 ...CA DELIVERS
================================================================================

                        A FAMILY OF INTEGRATED eBUSINESS
                      INFRASTRUCTURE MANAGEMENT SOLUTIONS

                          o     NEW MODULAR DESIGN

                          o     NEW & ENHANCED SOLUTIONS

                          o     NEW ARCHITECTURE & TECHNOLOGY

                          o     NEW PRICING MODEL

                 LEVERAGING 25 YEARS OF EXPERIENCE & EXPERTISE


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                                                               [GRAPHIC OMITTED]

                                                             Computer ASSOCIATES

THE UNICENTER BRAND
================================================================================

[GRAPHIC OMITTED]
        |
        |
        |

-----------  ----------   ------------  ----------  --------------  ------------
 NETWORK &   AUTOMATED                                   WEB
 SYSTEMS     OPERATIONS   IT RESOURCES   DATABASE   INFRASTRUCTURE  APPLICATION
MANAGEMENT   MANAGEMENT    MANAGEMENT   MANAGEMENT    MANAGEMENT     MANAGEMENT
 SOLUTIONS   SOLUTIONS     SOLUTIONS    SOLUTIONS      SOLUTIONS     SOLUTIONS
-----------  ----------   ------------  ----------  --------------  ------------
    |            |             |            |             |               |
-----------  ----------   ------------  ----------  --------------  ------------
  COMMON       COMMON        COMMON       COMMON        COMMON         COMMON
 SERVICES     SERVICES      SERVICES     SERVICES      SERVICES       SERVICES
-----------  ----------   ------------  ----------  --------------  ------------


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UNICENTER INFRASTRUCTURE
MANAGEMENT SOLUTIONS
================================================================================

 -----------     -----------   ------------     ----------     --------------   ------------
   NETWORK &      AUTOMATED    IT RESOURCES      DATABASE            WEB        APPLICATION
    SYSTEMS       OPERATIONS    MANAGEMENT      MANAGEMENT     INFRASTRUCTURE    MANAGEMENT
  MANAGEMENT      MANAGEMENT     SOLUTIONS       SOLUTIONS       MANAGEMENT       SOLUTIONS
   SOLUTIONS      SOLUTIONS    ------------     ----------        SOLUTIONS     ------------
 -----------     -----------                                   --------------
--------------   -----------   -----------    --------------    -----------     -----------
     UNI-           AUTOSYS        ASSET         DATABASE        MANAGEMENT      MANAGEMENT
UNI-CENTER 3.0        JOB       MANAGEMENT      PERFORMANCE          FOR             FOR
   NETWORK        MANAGEMENT   -----------      MANAGEMENT        WEBLOGIC        MICROSOFT
    SYSTEM       -----------                       SUITE        -----------       EXCHANGE
  MANAGMENT                    -----------    --------------                    -----------
--------------   -----------     SOFTWARE                       -----------
                    OUTPUT       DELIVERY     --------------     MANAGEMENT     -----------
 -----------      MANAGEMENT   -----------       DATABASE            FOR         MANAGEMENT
    SERVICE          SUITE                    ADMINISTRATION      WEBSPHERE       FOR LOTUS
     LEVEL       -----------   -----------         SUITE        -----------        NOTES/
  MANAGEMENT                      REMOTE      --------------                       DOMINO
 -----------     -----------      CONTROL                        ----------     -----------
                     DATA      -----------    --------------     MANAGEMENT
 -----------       TRANSPORT                     DATABASE           FOR         -----------
 PERFORMANCE     -----------   -----------        BACKUP/       WEB SERVERS      MANAGEMENT
  MANAGEMENT                      SERVICE        RECOVERY       -----------          FOR
 -----------     -----------       DESK            SUITE                         PEOPLESOFT
                  AUTOMATION   -----------    --------------      -----------   -----------
 -----------          AND                                          MANAGEMENT
    ADVANCE         CONSOLE    -----------                            FOR       -----------
    NETWORK       MANAGEMENT    ACCOUNTING                          MQSERIES     MANAGEMENT
  OPERATIONS         SUITE          AND                           -----------       FOR
 -----------     -----------    CHARGEBACK                                        SAP R/3
                                   SUITE                                        -----------
 -----------                   -----------
   RESOURCE
   PLANNING
     SUITE
 -----------
   |                  |             |                |                  |             |
--------          --------      --------         --------           --------      --------
 COMMON            COMMON        COMMON           COMMON             COMMON        COMMON
SERVICES          SERVICES      SERVICES         SERVICES           SERVICES      SERVICES
--------          --------      --------         --------           --------      --------


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                                                               [GRAPHIC OMITTED]

                                                             Computer ASSOCIATES

THE NEW UNICENTER MEETS
THE DEMANDS
================================================================================


      MANAGEMENT CHALLENGES                     UNICENTER 3.0 DELIVERS

o     MANAGE IN INTERNET TIME     --->          Modular & adaptive design
                                                  - seamless integration
      o     focused solns                       Intelligence, visualization and
                                                personalization
      o     faster ROI

o     EXTENDED ENTERPRISE         --->          Management across boundaries
      MANAGEMENT                                  -  Business, Technology



o     SOARING CUSTOMER AND IT     --->          IT Resource and Service
      SERVICE EXPECTATIONS                      management solutions

                   On a flexible management infrastructure...


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                                                             Computer ASSOCIATES

NEW MARKETS, OPPORTUNITIES
================================================================================

                            -----------------------
                                  ERP, SCM,...
                                  APPLICATIONS
                                (ORACLE, SAP,...)
                            -----------------------

           ---------------------              ----------------------
                  B2B, B2C,                        WEB SERVICES
                eMARKETPLACE                       (.NET, J2EE)
           ---------------------              ----------------------

-----------------------      ------------------------
   SMALL / MEDIUM                 MANAGED SERVICE          ---------------------
   ORGANIZATIONS                  PROVIDERS (MSP)                 WIRELESS
-----------------------      ------------------------      ---------------------


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                                                             Computer ASSOCIATES

RENEWED EMPHASIS
ON PARTNERSHIPS
================================================================================

HARDWARE                        WIRELESS                                PLATFORMS                        eCOMMERCE
CISCO SYSTEMS               [NOKIA LOGO]                            [Microsoft LOGO](R)                [webMethods LOGO](R)
[LOGO](R)                 CONNECTING PEOPLE                                                   The Business integration Company
EMPOWERING
INTERNET GENERATION(R)     [LOGO] AETHER(TM)                         [LOGO] SUN(R)                     [ORACLE LOGO](R)
                                                                            microsystems
[LOGO]                                                                                                    [SAP LOGO]
HITACHI                    [LOGO] MOTOROLA                            [IBM LOGO](R)
DATA SYSTEMS                                                                                            [LOGO] bea(TM)

[LOGO]    THE                                                         [LOGO] HEWLETT(R)                   [LOGO]
        DOCUMENT           [palm LOGO](TM)                                   PACKARD                     PEOPLE(TM)
        COMPANY                                                                                            Soft
         XEROX                                                          [LOGO]
                                                                         SuSE                           SERVICES
[LOGO] HEWLETT(R)        [symbol LOGO](R)
       PACKARD                                                      [LOGO] redhat                       [ICL LOGO]
                                                                                                     a Fujitsu company
[DELL LOGO]            [wavelink LOGO](R)                           [TURBOLINUX LOGO]
                            wireless comes together(TM)                                               [UNiSYS LOGO]
                                                                    [LOGO] CALDERA
                               [LOGO]
[COMPAQ LOGO]                MOBILESYS                                                                    [LOGO] EDS
                             POWERING THE WIRELESS ENTERPRISE

[FUJITSU LOGO]               [LOGO] RIM


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                                                             Computer ASSOCIATES

INDUSTRY ENDORSEMENTS
================================================================================

"CA is effectively reinventing Unicenter in accordance with key market requirements for the management of strategic services -- including usability, automation and advanced intelligence"
DENNIS DROGSETH, VICE PRESIDENT WITH ENTERPRISE MANAGEMENT ASSOCIATES.

"CA's new family of Unicenter solutions will transform the way that eBusinesses manage their infrastructure and we are very excited about the tight integration between our web performance measurement services and CA's Unicenter solutions" UMANG GUPTA, CEO OF KEYNOTE SYSTEMS.

"Since our IT support services are global in nature, the Unicenter family of management solutions provides an integrated set of products and functions that allows AIG to better manage its complex client, web server and mainframe environments" MARK POPOLANO SVP/CIO OF AIG.

"The presentation of information with Unicenter's advanced visualization is so easy to understand that non-technical personnel can help with problem resolution"
KARL JACKSON, HEAD OF ENTERPRISE MANAGEMENT DEPLOYMENT AT BRIGHAM YOUNG UNIVERSITY.

"Both CA and Unicenter have undergone a significant transformation and IDC is struck by the innovation the company has shown. CA will now be able to deliver eBusiness management in a format suitable for virtually any size of organization that should dramatically reduce the cost and complexity of achieving end-to-end eBusiness management."
PAUL MASON, GROUP VICE PRESIDENT OF INFRASTRUCTURE SOFTWARE RESEARCH AT IDC


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                                                               [GRAPHIC OMITTED]

                                                             Computer ASSOCIATES

UNICENTER - THE TIME IS RIGHT!
================================================================================

o     UNICENTER IS NOW A BRAND AND FAMILY


o     MODULAR SOLUTIONS, SEAMLESS INTEGRATION

      -     EASIER TO USE, FASTER DEPLOYMENT & ROI

o     ADAPTABLE TO RAPIDLY CHANGING ENVIRONMENTS

      -     NEW BUSINESS MODELS, TECHNOLOGIES, STANDARDS

o     LEVERAGES EXISTING IT INVESTMENT


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Contents of Item 4:



                [GRAPHIC OMITTED] ENABLING TRUSTED
                                      eBUSINESS


                                                  [LOGO] Computer ASSOCIATES(TM)

                                                               [GRAPHIC OMITTED]

                                                             Computer ASSOCIATES

TRENDS:
SECURITY MARKET IS HOT!
================================================================================

o     DRIVERS:

            -     eBUSINESS IS HOT

            -     INTERNET IS CREATING NEW EXPOSURES

            -     HACKING AND PRIVACY ARE BIG NEWS

            -     REGULATORY: HIPAA / GLBA / CHIPS

o     ONLY 3 AREAS IN OF INCREASED IT SPENDING IN 2001: CRM, STORAGE, SECURITY
      (META)

o     GARTNER GROUP 4 YR. CAGR: 21.7%

o     IDC 5 YR. CAGR:           22.8%

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                                                               [GRAPHIC OMITTED]

                                                             Computer ASSOCIATES

TRENDS:
SECURITY MARKET OPPORTUNITY
================================================================================

                        e-BUSINESS SECURITY OPPORTUNITY
                                                              ------------------
                                                                  'MANAGEMENT'
                                                                SEGMENT HAS THE
                                                               LARGEST ABSOLUTE
                                                                 GROWTH BY 2004
                                                              ------------------

  [The following data was represented by a bar graph in the printed material]

   --------------------------------------------------------------------------

                        1999             2004          CAGR
                                                        24%


                        $4.4B           $10.4B

                        $0.5B             1.7B          31%     ACCESS

                         1.8B             3.1B          15%     DEFENSE

                         2.1B             5.6B          28%     MANAGEMENT

   --------------------------------------------------------------------------

                                                SOURCE: THE MCKENNA GROUP, 2001

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                                                               [GRAPHIC OMITTED]

                                                             Computer ASSOCIATES

SECURITY CHALLENGES TODAY
================================================================================

Defending the eBusiness

o     External attacks            ----------                SECURITY
                                    DEFENSE                 ENABLES
o     Internal abuse              ----------                eBUSINESS

Securely extending virtual
boundaries
                                  ----------
o     Customers                     ACCESS
                                  ----------
o     Partners and suppliers

                                                        [GRAPHIC OMITTED]
Managing diverse                  ----------
security throughout               MANAGEMENT
the enterprise                    ----------

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                                                             Computer ASSOCIATES

MOMENTUM
================================================================================

  SECURITY SOFTWARE MARKET LEADER
       2ND CONSECUTIVE YEAR*
                                        ========================================
                                                     LAST 3 MONTHS:

                                                    12 new releases
        [BAR CHART OMITTED]
                                                    3 completely new

                                                 (17 eTRUST SOLUTIONS)

                                        ========================================

                                        ========================================

                                                       JULY 9TH:

                                                       ANNOUNCED

                                                        6 NEW

                                                   INDUSTRY PARTNERS

                                        ========================================

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                                                               [GRAPHIC OMITTED]

                                                             Computer ASSOCIATES

THE BRAND - eTRUST
================================================================================

o     Software that enables
      trusted eBusiness
                                                [GRAPHIC OMITTED]
            -     Breadth of solutions

            -     Seamless integration

            -     Centralized view of the
                  extended enterprise

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                                                             Computer ASSOCIATES

eTRUST SOLUTIONS SETS
================================================================================

[GRAPHIC OMITTED]

                   -------------------------------------------------------------
                                           eBUSINESS ASSETS
                       -----------------------------------------------------
                       WEBSITES  DATABASES  ENTERPRISE SERVERS  APPLICATIONS
                                DATA WAREHOUSES     ERP/CRM     ...
                       -----------------------------------------------------
                   -------------------------------------------------------------
                                |                 |                 |
                   -------------------------------------------------------------
                                             MANAGEMENT
                   -------------------------------------------------------------
                                |                 |
                       ------------------ ------------------

                            DEFENSE            ACCESS

                   --- ------------------ ------------------ -------------------
                                |                 |                 |
                   -------------------------------------------------------------

                                           eBUSINESS USERS

                         TRADING PARTNERS     EMPLOYEES          CUSTOMERS

                   -------------------------------------------------------------

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                                                             Computer ASSOCIATES

199X SECURITY SOLUTIONS
================================================================================

          -------------------------------------------------------------
                                  eBUSINESS ASSETS
              -----------------------------------------------------
              WEBSITES  DATABASES  ENTERPRISE SERVERS  APPLICATIONS
                       DATA WAREHOUSES     ERP/CRM     ...
              -----------------------------------------------------
          -------------------------------------------------------------
                       |                 |                 |
          -------------------------------------------------------------
                                    MANAGEMENT
          -------------------------------------------------------------
                       |                 |
              ------------------ ------------------

                   DEFENSE            ACCESS              _
                   _                                     |_|   _
                  |_|                        _                |_|
                          _           _     |_|
                         |_|         |_|                    _
                                                           |_|
          --- ------------------ ------------------ -------------------
                       |                 |                 |
          -------------------------------------------------------------

                                  eBUSINESS USERS

                TRADING PARTNERS     EMPLOYEES          CUSTOMERS

          -------------------------------------------------------------

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                                                             Computer ASSOCIATES

SEAMLESS eTRUST SOLUTION SETS
================================================================================

          -------------------------------------------------------------
                                  eBUSINESS ASSETS
              -----------------------------------------------------
              WEBSITES  DATABASES  ENTERPRISE SERVERS  APPLICATIONS
                       DATA WAREHOUSES     ERP/CRM     ...
              -----------------------------------------------------
          -------------------------------------------------------------
                       |                 |                   |
          -------------------------------------------------------------
                                    MANAGEMENT
          -------------------------------------------------------------
                       |                 |
              ------------------ ------------------
                                                          _     _
                   DEFENSE            ACCESS             |_|   |_|
                   _     _           _     _              _  X  _
                  |_|   |_|         |_|   |_|            |_|   |_|
                   _  X  _           _  X  _              _  X  _
                  |_|   |_|         |_|   |_|            |_|   |_|

          --- ------------------ ------------------ -------------------
                       |                 |                   |
          -------------------------------------------------------------

                                  eBUSINESS USERS

                TRADING PARTNERS     EMPLOYEES          CUSTOMERS

          -------------------------------------------------------------

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                                                             Computer ASSOCIATES

eTRUST SOLUTIONS
================================================================================

       -------------------------------------------------------------------
                               eBUSINESS ASSETS
           -----------------------------------------------------------
              WEBSITES  DATABASES  ENTERPRISE SERVERS  APPLICATIONS
                       DATA WAREHOUSES     ERP/CRM     ...
           -----------------------------------------------------------
       -------------------------------------------------------------------
                    |                 |                      |
       -------------------------------------------------------------------
                                 MANAGEMENT         eTRUST ACCESS CONTROL
       -----------------------------------------
                    |                 |                   eTRUST
          ------------------- ------------------     CA-ACF2 SECURITY

                DEFENSE             ACCESS                eTRUST
                                                       CA-TOP SECRET
            eTRUST ANTIVIRUS      eTRUST WEB             SECURITY
                                ACCESS CONTROL
                eTRUST                                  eTRUST ADMIN
           CONTENT INSPECTION     eTRUST PKI
                                                        eTRUST AUDIT
            eTRUST FIREWALL      eTRUST OCSPro
                                                           eTRUST
                eTRUST            eTRUST VPN         POLICY COMPLIANCE
          INTRUSION DETECTION
                                                           eTRUST
            eTRUST EZ ARMOR    eTRUST DIRECTORY        SINGLE SIGN-ON

       -- ------------------- ------------------ -------------------------
                    |                 |                      |
       -------------------------------------------------------------------

                               eBUSINESS USERS

             TRADING PARTNERS      EMPLOYEES             CUSTOMERS

       -------------------------------------------------------------------

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                                                             Computer ASSOCIATES

eTRUST ARCHITECTURE
================================================================================

                             ENTERPRISE MANAGEMENT

                                 -------------
                                 VISUALIZATION
                                 -------------
               ---------             eTRUST              ---------       WIRED &
  BUSINESS     WORK FLOW            SOLUTIONS            HELP DESK      WIRELESS
APPLICATIONS   ---------                                 ---------      NETWORKS

                         -------------------------------
                                     COMMON
                               SECURITY SERVICES
                         AUTHORIZATION / AUTHENTICATION
                            AUDIT / PKI / DIRECTORY
                         -------------------------------

               ---------           3RD PARTY             ---------
                 EVENT             SOLUTIONS               ALARM
               ---------                                 ---------

                                 -------------
                                  INTEGRATION
                                 -------------

                                SECURED SYSTEMS

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                                                             Computer ASSOCIATES

THE eTRUST DIFFERENCE
================================================================================

      ------------------------------------

        o     BREADTH
                                              [GRAPHIC OMITTED]
        o     SEAMLESS INTEGRATION

        o     CENTRALIZED VIEW OF THE
              EXTENDED ENTERPRISE

      ------------------------------------
           |                   |
   ----------------  -----------------------
         BETTER              LOWER
    RISK MANAGEMENT  TOTAL COST OF OWNERSHIP
   ----------------  -----------------------

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Contents of Item 5:

                                     [LOGO]
                            Computer Associates(TM)

                           The Software That Manages
                                   eBusiness

Agenda
--------------------------------------------------------------------------------

o     Business Trends

o     Business Challenges

o     CA's Solutions and Strategic Direction


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Software Market
--------------------------------------------------------------------------------

                                  [GRAPHIC OMITTED]

                                     Application
            Infrastructure      Development & Deployment          Applications

2000            $60B                    $45B                           $90B
2004           $100B                    $90B                          $130B

              -------                  -------                       -------
               15.1%                    19.8%                         15.1%
               CAGR                     CAGR                          CAGR
              -------                  -------                       -------

                                                               Source: IDC, 2001


[LOGO]Computer Associates(TM)
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--------------------------------------------------------------------------------
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Business Goals
--------------------------------------------------------------------------------

o     Shareholder Value

o     Customer Satisfaction

o     New Buyers

o     New Markets

o     New Brands

o     New Channels


[LOGO]Computer Associates(TM)
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Business Trends
--------------------------------------------------------------------------------

    New
Competitors          B2B
 Customers       eMarketplace
 Suppliers           B2C

                                     -----------
                                         New
                                       Business
                                     Environment
                                     -----------

                    ----------                           ---------
                        New                                 New
                        IT                                Business
                    Challenges                           Processes
                    ----------                           ---------

                                     -----------
                                         New
                                       Business
                                       Systems
                                     -----------


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                                         The Software That Manages eBusiness(TM)
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eBusiness Challenges
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o     Infrastructure management

      - Cross-enterprise, cross-platform, cross-application, cross-protocol administration
      -     Managing networks, systems, DBs, applications
      -     Security and storage for the extended enterprise

o     Information management

      -     Massive volumes, multiple applications
      -     Disparate sources, various data types

o     Business process management

      -     Multiplicity of stakeholders, processes, applications
      - Integration of processes within/across organizations and the value chain


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                                         The Software That Manages eBusiness(TM)
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CA's eBusiness Management
Solutions (3x6 Strategy)
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                                                    o   Integrated
                                                    o   Platform neutral
                                                    o   Open standards
                        [GRAPHIC OMITTED]           o   Interoperable
                                                    o   Extensible
                                                    o   Scalable
                                                    o   Strategic Partnerships


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                                         The Software That Manages eBusiness(TM)
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CA eBusiness Infrastructure
Management Solutions
Unicenter, Managing eBusiness Infrastructure
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


----------  ----------  -----------  -----------  --------------   ------------
Network &   Automated                                  Web
 Systems    Operations  IT Resource   Database    Infrastructure    Application
Management  Management  Management    Management    Management       Management
Solutions   Solutions   Solutions     Solutions     Solutions        Solutions
----------  ----------  -----------  -----------  --------------   ------------

----------  ----------  -----------  -----------  --------------   ------------
 Common      Common      Common        Common        Common            Common
Services    Services    Services      Services      Services          Services
----------  ----------  -----------  -----------  --------------   ------------


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                                         The Software That Manages eBusiness(TM)
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CA eBusiness Security
Management Solutions
eTrust, Enabling Trusted eBusiness
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                                [GRAPHIC OMITTED]


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CA eBusiness Storage
Management Solutions
BrightStor, Enabling eBusiness Continuity
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

        --------------------------------------------------------------
                             Enterprise Management
        --------------------------------------------------------------

        --------------------------------------------------------------
                                   BrightStor
        --------------------------------------------------------------

        --------------------------------------------------------------
                   Centralized Enterprise Storage Management
        --------------------------------------------------------------

        ----------------        -------------------    ---------------
        Event Management        Policy Management       Intelligence
        ----------------        -------------------    ---------------

        ----------------        -------------------    ---------------
        Data Management         Enterprise Storage         Storage
                                Resource Management    Infrastructure
        ----------------        -------------------    ---------------


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                                         The Software That Manages eBusiness(TM)
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CA eBusiness Information
Management Solutions
Jasmine, Managing eBusiness Information
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                ------------------------------------------
                                   Portal
                ------------------------------------------

                ---------------               ------------
                  eBusiness
                Transformation                 eBusiness
                     and                      Intelligence
                 Integration
                ---------------               ------------

                ------------------------------------------
                             eBusiness Platform
                ------------------------------------------

                ------------------------------------------
                              Database Systems
                ------------------------------------------


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                                         The Software That Manages eBusiness(TM)
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CA eBusiness Information
Management Solutions
Jasmine eBusiness Transformation and Integration
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

          -------------------------------------------------------------
                                     Portal
          -------------------------------------------------------------
          -------------------------------------------------------------
          eBusiness Transformation               eBusiness Integration
          ------------------------               ----------------------
             Process Management                   Business-to-Business
          ------------------------                    Integration
              Best Practices                             (B2BI)
          ------------------------               ----------------------
             Change Management                   ----------------------
          --------         -------               Enterprise Application
          Model            Develop                    Integration
          --------         -------                        (EAI)
          Deploy            Test                 ----------------------
          --------         -------
            Project Management
          ------------------------
          -------------------------------------------------------------
                               eBusiness Platform
          -------------------------------------------------------------
          -------------------------------------------------------------
                                Database Systems
          -------------------------------------------------------------


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                                         The Software That Manages eBusiness(TM)
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CA eBusiness Intelligence Solutions
Jasmine eBusiness Intelligence
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                                [GRAPHIC OMITTED]


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                                         The Software That Manages eBusiness(TM)
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CA's eBusiness Solution Initiatives

                               [GRAPHIC OMITTED]


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                                         The Software That Manages eBusiness(TM)
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New Business Model -- Making
it easy to use our technologies
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o     Doing business the way our customers want!

      -     Establishing a value-based relationship

            o     Standard software and service license

                  -     Month-to-month or long term

            o     OR Fees based on business outcomes

            o     OR Subscription licenses

      -     Empowers clients with more choices

      -     Flexible

      - Establishes value-driven partnership revolving around solving business problems


[LOGO]Computer Associates(TM)                                  [GRAPHIC OMITTED]
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                                         The Software That Manages eBusiness(TM)
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